UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

Item 1.	Reports to Stockholders.

The Registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

The Advisors’ Inner Circle Fund II

Investment Advisor

Kopernik Global Investors, LLC

KGGIX | KGGAX

Kopernik Global All-Cap Fund

KGIIX

Kopernik International Fund

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

The Funds file their complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-887-4KGI; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND APRIL 30, 2018 (Unaudited)

Dear Fellow Shareholders:

The six-month period under review, November 1, 2017 to April 30, 2018, saw the Kopernik Global All-Cap Fund (the “Fund”), Class I shares appreciate by 2.36%. This compares to the MSCI All Country World Index, which gained 3.56%.

The six-month period was a very interesting time. There are many reasons to be wary of risks: the market, on just about any valuation metric, is the first, second, or third most expensive market at all time. Interest rates remain near a 5,000-year low level (Source: Bank of England), thanks to central banks’ manipulation. Trade wars are looming; there are more subprime consumer and corporate loans outstanding and their creditworthiness is worse than before the Great Financial Crisis. Nevertheless, investors shrugged off the risks and markets continued to march higher. Here in the U.S., valuations are at extremes. We point out that there are as many companies, as there was in 1999, which trade above 10 times revenue. By almost any valuation metric you look at, the market is at an obscenely high level. At the same time, margins are at all-time highs.

Both history and logic suggest that what goes up too far, goes down. While popular stocks added more than one trillion dollars in market value in less than two years, as of the end of 2017, many value stocks were trading at multi-year low valuations. Fortunately, we don’t have to own the popular stocks and we are excited to discover that for many down and out stocks, their fundamentals are surprisingly good. As we discuss in more detail below, we were able to buy one of the best mobile companies in the world, one of the largest food retailers, and a natural gas company with massive and long-lived assets, all at very attractive valuation.

We added six companies to the portfolio during the six-month period, namely Diebold Nixdorf, Inc., Kroger Co., China Mobile Ltd., Range Resources, and International Tower Hill Mines. Diebold is a U.S.-based manufacturer of Automatic Teller Machines (“ATMs”) and Point of Sale (“POS”) terminals for retail stores. The company is one of two dominant providers of ATMs/POS and enjoys a large network of field service employees worldwide. The company’s share price had declined substantially in the past six months due to the market’s concern that cash, and machines that disperse cash, seem to be in terminal decline. We believe this view is overstated. Market expectation and sentiment were so low that we were able to acquire the shares at an enterprise value to sales ratio of 0.6. Stabilization of units sold, which we believe is likely, would suggest a significantly higher value for the company than the current market price. Kroger is one of the world’s largest grocery retailers. We believe the company has a distinct competitive advantage due to its large-scale, a vertically integrated supply chain, and a private label product offering that accounts for more than a quarter of sales and carries higher margins than traditional grocery items. Due to the market’s concern about the rise of e-commerce and the threat posed by large and fast-growing online retailers such as Amazon, the share price had significantly declined prior to our purchase. We believe that the market’s fear is overblown and the market under-appreciates the value of Kroger’s business franchise. We acquired the company at a low valuation of less than 10 times our estimated normalized earnings. Subsequently, the stock price jumped appreciably and we sold it. China Mobile is the largest mobile phone operator in the world with more than 800 million subscribers.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND APRIL 30, 2018 (Unaudited)

We are attracted to the company’s massive scale advantage over the competitors. Trading at a price-to-earnings ratio in the low teens, we believe the market under-appreciates China Mobile’s franchise value, which is solidified by its scale, strong brand, superior technology, and a leading market share, in a large and growing market. Range Resources is an independent exploration and production company engaged, primarily, in producing natural gas from the Marcellus Basin in Southwest Pennsylvania, and Northern Louisiana. The company owns a vast resource base of natural gas with a very long reserve life. It’s a relatively low-cost operator, benefitting from improvements in fracking technologies. Based on our long-term estimated incentive price for natural gas, we paid a small fraction of what the company’s massive natural gas reserve is worth. International Tower Hill (ITH) is a Canadian-based gold exploration company. ITH has 100% ownership of the Livengood Gold Project near Fairbanks, Alaska. The project contains 11 million ounces of gold. We are attracted to the large gold resource that’s well drilled out, located in central Alaska with no environmental issue expected, and close to existing infrastructure. Our gold optionality valuation model suggests that, at current market prices, the shares offer substantial upside, on a risk-adjusted basis.

The top contributor to the Fund’s six-month return was Cameco Corp., the world’s largest and lowest-cost publicly traded company engaging in uranium production and exploration. Cameco shares rose 30.5% for the six months ended on April 30, 2018. While the market seems to still broadly lack conviction in the uranium industry, we continue to see positive developments. In late March, the U.S. Department of Energy (DOE) announced that it would suspend government sales of uranium from excess inventories, which had previously been undertaken on a gradual basis in order to fund the environmental clean-up of the department’s Portsmouth enrichment facility in Ohio. This suspended disbursement of uranium in the secondary market, coupled with earlier production cuts by the world’s largest uranium producers Kazatomprom and Cameco, brings the expected total of all uranium supply removed from the market recently to 30 million pounds (Source: Mining.com; the Uranium Energy Corp.), nearly a quarter of world uranium production in 2016. We believe that increasing demand, and supply cuts will eventually move the, now oversupplied, market to an undersupplied one and push the uranium price meaningfully higher. We maintain our strong conviction in our uranium holdings. Within the energy space, MEG Energy Corp. (MEG), a Canadian-based oil sands company, rose 16.5% in price. Our oil reserve-based valuation suggests that MEG has a substantial risk-adjusted upside from today’s price and we reiterate our conviction in the company. The oil prices, which rose more than 20% for the six months, also benefited our other two oil companies, Lukoil PJSC and Marathon Oil Corp., up 28.7% and 14.8% respectively. We eliminated Marathon due to price appreciation. Elsewhere, notable price gainers include Sprott, Inc., a Canadian-based asset manager specializing in highly-differentiated precious metals and real estate strategies, Mitsubishi Corp. and Mitsui & Co. Ltd., two Japanese-based global trading companies, and SLC Agricola SA, a Brazilian-based owner and developer of agricultural land, up 64.2%, 21.3%, 24.2%, and 69.7% respectively.

The top detractor from the Fund’s overall performance for the six-month period was Northern Dynasty Minerals, Ltd., a Canadian-based gold exploration company, down 55.0%. During the first quarter of 2018, the U.S. Environmental Protection Agency (“EPA”) announced that it

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND APRIL 30, 2018 (Unaudited)

was withdrawing its plan to suspend environmental protections for the Bristol Bay watershed, where the massive Pebble Mine copper and gold deposits, owned by Northern Dynasty, are located. We note that the company is currently working toward permitting, pre-feasibility and engineering studies that should allow it to bring the Pebble Mine into production. We believe that the market overreacted to the news. The company is still able to go through the permitting process as the company was always going to have to propose a project that is environmentally sound and that doesn’t disrupt the fishery at Bristol Bay. The reserves are based in the U.S. and is possibly the biggest in the world. We have always invested in this company on the premise that production will be a decade into the future. We added to our position in Northern Dynasty. Another substantial detractor from the Fund’s six-month performance were our put options on the S&P 500 Index. A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. As the U.S. stock markets continued to march higher and reach historically high levels during the six months, our put options on the S&P 500 Index declined in price. We find the put options on the S&P 500 Index highly undervalued with compelling risk/return parameters. From a value investor’s perspective, an extremely overvalued stock market combined with an all-time low VIX (the CBOE Volatility Index) offers bargain priced put options. The fact that cycles still exist, and that this one is long in the tooth, portend significant prospective returns on this investment. In the meantime, losses are limited to a maximum of 1% every two months while the upside could be tremendous. Back to the precious metals space, one meaningful detractor from the Fund’s overall performance for the six-month period was New Gold Inc., a Canadian-based intermediate gold producer, down 28.9% for the six months. The company had a Chief Executive Officer change in early 2018. We are attracted to the large and long-live gold deposits at the Blackwater and Rainy River projects. At today’s low share price, the stock appears extremely undervalued on a risk-adjusted basis and we reiterate our conviction in the company. Elsewhere, within the Utilities sector, Centrais Eletricas Brasileiras S.A. (Eletrobras), a Brazilian-based utilities company, was down 17.1% for the six months. The stock was under heavy selling pressure when details about the previously announced privatization plan were rumored. While we had reduced our positions in the company in response to more than 200% share price jump over the past two years, we continue to like the company, which we believe is still undervalued, trading at three-quarters of book value and much lower ratio of what it would cost to replace the existing power generation capacities. Another notable detractor was Etalon Group, Ltd., the largest homebuilder in St Petersburg (Russia), and with a growing presence in Moscow, down 28.9% in price for the six months. It was announced in late 2017, that the company’s controlling shareholders, the Zarenkov family and Baring Vostok (a private equity firm), would sell 28 million or 10% of outstanding shares. We note that the share price had more than doubled within two years before the announced share sale. In our view, the planned share sale had minimal impact on the company’s intrinsic value. We added to our position.

We believe that it is a good time to be different when the herd is leading and lots of capital is concentrated in a small group of popular stocks. We believe the best time to deviate away from the crowd is when markets are expensive. The beauty is that, even though markets are expensive, our portfolio is very attractively valued: 70% of book value, less than three-quarters of tangible book value (total net assets of a company minus intangibles and goodwill), 1.4 times

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND APRIL 30, 2018 (Unaudited)

of enterprise value to sales ratio, and 5.8 times price to cash flow ratio. One of the big arbitrage opportunities is buying things at half of its worth. We believe this portfolio of high quality companies held at meaningful discount to their intrinsic value is highly likely to reward long term and patient investors – our fellow shareholders.

We appreciate your continued support.

Kind Regards,

Kopernik Global Investors, LLC

Definition of Comparative Indices

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

S&P 500 Index is an American stock market index that tracks the 500 most widely held common stocks listed on the New York Stock Exchange or NASDAQ and captures approximately 80% coverage of available U.S. market capitalization. The Index seeks to represent the entire U.S. stock market by reflecting the risk and return of all large-cap companies.

CBOE Volatility Index (VIX) is an index created by the Chicago Board Options Exchange (CBOE), which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities on S&P 500 Index options.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL FUND APRIL 30, 2018 (Unaudited)

Dear Fellow Shareholders:

The six-month period under review, November 1, 2017 to April 30, 2018, saw the Kopernik International Fund (the “Fund”), Class I shares appreciate by 3.74%. This compares to the MSCI All Country World Index ex-US, which gained 3.47%.

The six-month period was a very interesting time. There are many reasons to be wary of risks: the market, on just about any valuation metric, is the first, second, or third most expensive market at all time. Interest rates remain near a 5,000-year low level (Source: Bank of England), thanks to central banks’ manipulation. Trade wars are looming; there are more subprime consumer and corporate loans outstanding and their creditworthiness is worse than before the Great Financial Crisis. Nevertheless, investors shrugged off the risks and markets continued to march higher. Here in the U.S., valuations are at extremes. We point out that there are as many companies, as there was in 1999, which trade above 10 times revenue. By almost any valuation metric you look at, the market is at an obscenely high level. At the same time, margins are at all-time highs.

Both history and logic suggest that what goes up too far, goes down. While popular stocks added more than one trillion dollars in market value in less than two years, as of the end of 2017, many value stocks were trading at multi-year low valuations. Fortunately, we don’t have to own the popular stocks and we are excited to discover that for many down and out stocks, their fundamentals are surprisingly good. As we discuss in more detail below, we were able to buy a leading bank in Turkey and one of the best mobile companies in the world, at very attractive valuations. We initiated new positions in Turkiye Halk Bankasi (Halkbank), China Mobile Ltd., and a put option on an Exchange Traded Fund (ETF) that tracks the MSCI Emerging Markets Index. Halkbank is a Turkey-domiciled bank that provides banking products and services to a range of customers including tradesmen, small to medium-sized enterprises (SME) and large corporations. The Turkish government is the largest shareholder with 51% ownership. It is the 6th largest bank in Turkey and a leading SME focused franchise in Turkey. We note that Turkey is a relatively under-leveraged country in terms of total loans to Gross Domestic Product (GDP) and public debt to GDP ratios. While we are concerned about recent developments in the country, we believe that at our acquisition price of slightly below half book value, we are more than compensated for taking the geopolitical risk of investing in Turkey, among other risk factors. China Mobile is the largest mobile phone operator in China and the world with more than 800 million subscribers. We are attracted to the company’s massive scale advantage over the competitors. Trading at a price-to-earnings ratio in the low teens, we believe the market under-appreciates China Mobile’s franchise value, which is solidified by its scale, strong brand, superior technology, and a leading market share in a large and growing market in China. We also purchased a put option on an ETF that tracks the MSCI Emerging Markets Index. A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Profit on put options materializes as the index declines (below the level specified in the contract before the option expires, minus the premium paid upfront). The top 10 positions in the index are dominated by the Chinese technology and “zombie” state-owned

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL FUND APRIL 30, 2018 (Unaudited)

banks that, as a group, are weighted at more than a quarter of the index and trade at a high price to earnings ratio of 27 times and an enterprise value-to-sales ratio of 8 times. When the stock market is broadly at or near historic high valuations, that is an interesting time to own a put that is very inappropriately priced. We would argue that when stocks are expensive and after a big multi-year run the implied volatility should be high, but in fact it is the opposite. The all-time high implied volatility was 97 in 2008 and it approached 50 in early 2016. The put option we purchased had an implied volatility less than 20, barely above its all-time low. From a value investor’s perspective, an overvalued index combined with a near all-time low implied volatility offers bargain priced put options.

The top contributor to the Fund’s six-month return was Cameco Corp., the world’s largest and lowest-cost publicly traded company engaging in uranium production and exploration. Cameco shares rose 30.5% for the six months ended on April 30, 2018. While the market seems to still broadly lack conviction in the uranium industry, we continue to see positive developments. In late March, the U.S. Department of Energy (DOE) announced that it would suspend government sales of uranium from excess inventories, which had previously been undertaken on a gradual basis in order to fund the environmental clean-up of the department’s Portsmouth enrichment facility in Ohio. This suspended disbursement of uranium in the secondary market, coupled with earlier production cuts by the world’s largest uranium producers Kazatomprom and Cameco, brings the expected total of all uranium supply removed from the market recently to 30 million pounds, nearly a quarter of world uranium production in 2016. We believe that increasing demand, and supply cuts will eventually move the now oversupply market to an undersupplied one and push the price of uranium higher. We maintain our strong conviction in our uranium holdings. Within the energy space, MEG Energy Corp. (MEG), a Canadian-based oil sands company, rose 16.5% in price and significantly contributed to the Fund’s six-month performance. Our oil reserve-based valuation suggests that MEG has a substantial risk-adjusted upside at today’s price and we reiterate our conviction in the company. The oil prices, which rose more than 20% for the six months, also benefited our other oil company, Lukoil, up 28.7%. Elsewhere, notable price gainers include Sberbank of Russia PJSC, a Russian-based commercial bank, Mitsubishi Corp. and Mitsui & Co. Ltd., two Japanese-based global trading companies, up 8.5%, 21.3%, and 24.2% respectively.

The top detractor from the Fund’s overall performance for the six-month period was New Gold Inc., a Canadian-based intermediate gold producer, down 28.9% for the six months. The company had a Chief Executive Officer change in early 2018. We are attracted to the large and long-live gold deposits at the Blackwater and Rainy River projects. At today’s low share price, the stock appears extremely undervalued on a risk-adjusted basis and we reiterate our conviction in the company. Elsewhere within the mining space, Impala Platinum Holdings, Ltd., the world’s second largest platinum producer, based in South Africa, declined 35.5% during the six-month period. The company is trading at sharp discount to our risk-adjusted intrinsic value, which is based on the large and long-lived platinum reserves and resources. Elsewhere within the Utilities sector, Centrais Eletricas Brasileiras S.A. (Eletrobras), a Brazilian-based utilities company, was down 17.1% for the six months. The stock was under heavy selling pressure when details about the previously announced privatization plan were

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL FUND APRIL 30, 2018 (Unaudited)

rumored. While we had reduced our positions in the company in response to more than 200% share price jump in the past two years, we continue to like the company which we believe is still undervalued, trading at three-quarters of book value and much lower ratio of what it would cost to replace the existing power generation capacities.

We believe that it is a good time to be different when the herd is leading and lots of capital is concentrated in a small group of popular stocks. The best time to deviate away from the crowd is when markets are expensive. The beauty is that, even though markets are expensive, our portfolio is very attractively valued: 80% of book value, less than three-quarters of tangible book value (total net assets of a company minus intangibles and goodwill), and a cheap ratio to sales and to cash flow. One of the big arbitrage opportunities is buying things at half of its worth. We believe this portfolio of high quality companies held at meaningful discount to their intrinsic value is highly likely to reward long term and patient investors – our fellow shareholders.

We appreciate your continued support.

Kind Regards,

Kopernik Global Investors, LLC

Definition of Comparative Index

MSCI All Country World Index ex-US is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World ex-US Index captures large and mid-cap representation across 22 developed (excluding the United States) and 23 emerging market country indexes.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND APRIL 30, 2018 (Unaudited)

SECTOR WEIGHTINGS†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 86.6%	Shares	Value

AUSTRALIA — 4.1%
Newcrest Mining, Ltd.	3,278,721	$52,017,456

AUSTRIA — 1.0%
IMMOFINANZ AG	4,890,848	12,833,717

BRAZIL — 2.8%
BrasilAgro - Brasileira de Propriedades Agricolas (A)	701,600	2,663,645
Centrais Eletricas Brasileiras SA *	6,093,900	33,172,720

		35,836,365

CANADA — 29.9%
Barrick Gold Corp.	2,128,420	28,669,817
Bear Creek Mining Corp. *(A)	1,363,480	2,155,742
Cameco Corp.	4,579,313	48,220,166
Centerra Gold, Inc. *	4,347,763	26,548,123
Crescent Point Energy Corp.	72,688	636,894
Denison Mines Corp. *	10,407,862	4,782,615
Dundee Corp., Cl A *(A)	2,419,423	3,975,998
Dundee Precious Metals, Inc. *	2,790,013	7,083,954
Fission Uranium Corp. *(A)	9,946,000	5,035,165
Gabriel Resources, Ltd. *(A)	5,631,603	1,579,016

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND APRIL 30, 2018 (Unaudited)

COMMON STOCK — continued	Shares	Value

CANADA — continued
Goldcorp, Inc.	427,218	$5,677,727
Ivanhoe Mines, Ltd., Cl A *	2,300,913	4,748,954
Kinross Gold Corp. *	3,160,258	12,261,801
Lundin Gold, Inc. *(A)	3,773,225	14,488,103
MEG Energy Corp. *	7,351,587	38,019,033
New Gold Inc. *	8,743,309	20,459,343
NexGen Energy, Ltd. *	11,910,720	23,748,155
Northern Dynasty Minerals, Ltd. (CAD) *	5,999,698	5,420,499
Northern Dynasty Minerals, Ltd. (USD) *	2,736,866	2,404,884
Novagold Resources, Inc. *	1,107,043	5,291,665
Seabridge Gold *(A)	1,645,453	17,224,104
Sprott, Inc. (A)	9,802,054	25,956,605
Tahoe Resources, Inc.	1,016,352	5,121,537
Turquoise Hill Resources, Ltd. *	5,812,897	17,264,304
Uranium Participation Corp. *(A)	7,102,833	21,464,225
Wheaton Precious Metals	1,646,135	34,223,147

		382,461,576

CHINA — 4.3%
China Mobile Ltd.	2,293,000	21,883,478
China Yurun Food Group, Ltd. *	10,124,000	1,594,295
Guangshen Railway Co., Ltd., Cl H	20,041,003	11,653,044
NVC Lighting Holding, Ltd. (A)	40,295,203	4,086,704
PAX Global Technology, Ltd. (A)	35,375,000	16,152,262

		55,369,783

FRANCE — 3.6%
Electricite de France SA	3,237,640	45,463,988

GREECE — 1.6%
Diana Shipping, Inc. *	2,956,602	10,614,201
Tsakos Energy Navigation, Ltd.	2,812,586	10,181,562

		20,795,763

HONG KONG — 0.4%
Guoco Group, Ltd.	262,000	3,481,412
Luks Group Vietnam Holdings Co., Ltd. (A)	6,675,000	2,103,116

		5,584,528

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND APRIL 30, 2018 (Unaudited)

COMMON STOCK — continued	Shares	Value

JAPAN — 7.7%
Japan Steel Works, Ltd.	202,563	$6,653,541
Kamigumi Co., Ltd.	441,750	9,978,371
Kurita Water Industries, Ltd.	71,700	2,324,818
Mitsubishi Corp.	1,004,100	27,766,151
Mitsui & Co., Ltd.	1,875,900	33,874,357
Organo Corp. (A)	397,800	12,450,054
West Japan Railway Co.	75,800	5,372,486

		98,419,778

LEBANON — 0.1%
Solidere *(A)	174,732	1,470,787

NORWAY — 0.0%
Stolt-Nielsen	13,076	185,613

RUSSIA — 13.3%
Etalon Group, Ltd. GDR	4,940,857	14,085,090
Federal Grid Unified Energy System PJSC	10,955,440,638	30,532,813
Gazprom PAO *	3,722,396	8,625,703
Gazprom PJSC ADR	6,291,486	28,881,470
Lenta GDR *	1,436,477	8,060,871
Lukoil PJSC	50,464	3,330,710
Lukoil PJSC ADR	122,350	8,109,492
Moscow Exchange MICEX-RTS PJSC *	4,209,630	8,071,578
Protek PJSC (A)	2,742,777	4,111,401
RusHydro PJSC	1,476,275,626	17,464,341
RusHydro PJSC ADR	16,293,459	18,476,349
Sberbank of Russia PJSC	5,602,760	20,194,639

		169,944,457

SINGAPORE — 2.3%
Golden Agri-Resources, Ltd.	111,485,000	28,941,072

SOUTH AFRICA — 2.3%
Gold Fields, Ltd.	2,224,582	8,478,340
Impala Platinum Holdings, Ltd. *	11,298,800	20,249,895

		28,728,235

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND APRIL 30, 2018 (Unaudited)

COMMON STOCK — continued		Shares	Value

SOUTH KOREA — 4.8%
Hyundai Motor Co.		165,215	$24,700,825
KT Corp.		503,737	12,843,216
KT Corp. ADR		1,810,856	24,319,796

			61,863,837

SRI LANKA — 0.0%
Hemas Holdings		109,795	87,028

UKRAINE — 2.5%
Astarta Holding NV *(A)		361,252	4,687,353
Kernel Holding SA		428,215	5,804,790
MHP SA GDR (LSE Shares) (A)		1,560,702	20,601,267
MHP SA GDR (USD Shares) (A)(B)		44,627	589,076

			31,682,486

UNITED STATES — 5.9%
Cloud Peak Energy, Inc. *		2,655,654	8,471,536
Diebold Nixdorf, Inc.		754,178	11,576,632
International Tower Hill Mines *(A)		3,761,135	2,331,904
Pandora Media Inc. *		2,886,817	16,195,043
Range Resources		2,677,875	37,088,569

			75,663,684

TOTAL COMMON STOCK (Cost $1,065,040,866)			1,107,350,153

CONVERTIBLE BONDS — 1.2%		Face Amount

CANADA — 1.2%
Gabriel Resources, Ltd.
0.025%, 06/30/21 (A)(C)(D)	CAD	15,950,000	14,896,352

INDIA — 0.0%
REI Agro, Ltd.
5.500%, 11/13/14 (A)(B)(C)(D)(E)		$723,000	—

TOTAL CONVERTIBLE BONDS (Cost $14,817,321)			14,896,352

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND APRIL 30, 2018 (Unaudited)

WARRANTS — 0.1%	Number of Warrants	Value

CANADA — 0.1%
Gabriel Resources, Ltd., Expires 06/30/21*(A)(B)(C)(D)	11,428,804	$1,157,167

TOTAL WARRANTS (Cost $–)		1,157,167

RIGHTS — 0.0%	Number of Rights

CANADA — 0.0%
Gabriel Resources, Ltd., Expires 06/30/21*(A)(B)(C)(D)	15,950	—

TOTAL RIGHTS (Cost $–)		—

SHORT TERM INVESTMENT — 0.0%	Shares
Dreyfus Treasury Securities Cash Management Fund, Participant Shares, 1.140% (F) (Cost $378,467)	378,467	378,467

PURCHASED OPTION — 2.1%

UNITED STATES — 2.1% (G)*

TOTAL PURCHASED OPTION (Cost $11,799,404)		27,389,180

TOTAL INVESTMENTS — 90.0% (Cost $1,092,036,058)		1,151,171,319

Other Assets and Liabilities, Net — 10.0%		127,508,697

NET ASSETS — 100.0%		$1,278,680,016

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND APRIL 30, 2018 (Unaudited)

*	Non-income producing security.
(A)	Securities considered illiquid. The total value of such securities as of April 30, 2018 was $179,180,046 and represented 14.1% of Net Assets.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of April 30, 2018 was $1,746,243 and represents 0.1% of Net Assets.
(C)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of April 30, 2018 was $16,053,519 and represented 1.3% of Net Assets.
(D)	Level 3 security in accordance with fair value hierarchy.
(E)	Security in default on interest payments.
(F)	The rate reported is the 7-day effective yield as of April 30, 2018.
(G)	Refer to table below for details on Options Contracts.

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTION — 2.1%

Put Options
May 18 Puts on SPX*	2,086	$552,383,230	$2,780.00	05/18/18	$27,389,180

TOTAL PURCHASED OPTION (Cost $11,799,404)		$552,383,230			$27,389,180

ADR — American Depositary Receipt
CAD — Canadian Dollar
Cl — Class
GDR — Global Depositary Receipt
LSE — London Stock Exchange
Ltd. — Limited
PJSC — Public Joint Stock Company
SPX — Standard & Poor’s 500 Index
USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND APRIL 30, 2018 (Unaudited)

The list of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Australia	$—	$52,017,456	$—	$52,017,456
Austria	—	12,833,717	—	12,833,717
Brazil	35,836,365	—	—	35,836,365
Canada	382,461,576	—	—	382,461,576
China	17,746,557	37,623,226	—	55,369,783
France	—	45,463,988	—	45,463,988
Greece	20,795,763	—	—	20,795,763
Hong Kong	—	5,584,528	—	5,584,528
Japan	—	98,419,778	—	98,419,778
Lebanon	—	1,470,787	—	1,470,787
Norway	—	185,613	—	185,613
Russia	92,331,185	77,613,272	—	169,944,457
Singapore	—	28,941,072	—	28,941,072
South Africa	—	28,728,235	—	28,728,235
South Korea	—	61,863,837	—	61,863,837
Sri Lanka	87,028	—	—	87,028
Ukraine	21,190,343	10,492,143	—	31,682,486
United States	75,663,684	—	—	75,663,684

Total Common Stock	646,112,501	461,237,652	—	1,107,350,153
Convertible Bonds	—	—	14,896,352	14,896,352
Warrants	—	—	1,157,167	1,157,167
Rights‡	—	—	—	—
Short Term Investment	378,467	—	—	378,467
Purchased Option	27,389,180	—	—	27,389,180

Total Investments in Securities	$673,880,148	$461,237,652	$16,053,519	$1,151,171,319

† Represents securities trading primarily outside the United States, the values of which were adjusted as a result of foreign market price movements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND APRIL 30, 2018 (Unaudited)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Convertible Bond	Warrants	Rights‡	Total
Beginning Balance as of November 1, 2017	$13,676,584	$974,474	$—	$14,651,058
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	—	—	—
Change in appreciation/(depreciation)	1,219,768	182,693	—	1,402,461
Purchases	—	—	—	—
Sales	—	—	—	—
Amortization sold	—	—	—	—
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	—	—	—	—

Ending balance as of April 31, 2018	$14,896,352	$1,157,167	$—	$16,053,519

Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$1,219,768	$182,693	$—	$1,402,461

Amounts designated as “—” are either $0 or have been rounded to $0.

‡ Rights are currently considered worthless and Level 3.

Changes in the classifications between Levels 1 and 2 occurred throughout the period when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. For the period ended April 30, 2018, securities with a total value of $461,237,652 transferred from Level 1 to Level 2 as a result of fair valuation of foreign equity securities. There were no other significant transfers between Level 1 and Level 2 assets for the period ended April 30, 2018. All transfers, if any, were considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL FUND APRIL 30, 2018 (Unaudited)

SECTOR WEIGHTINGS†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 59.2%	Shares	Value

AUSTRALIA — 4.2%
Newcrest Mining, Ltd.	317,093	$5,030,733

BRAZIL — 0.7%
Centrais Eletricas Brasileiras SA *	154,400	840,491

CANADA — 22.3%
Barrick Gold Corp.	292,828	3,944,393
Cameco Corp.	543,210	5,720,002
Crescent Point Energy Corp.	140,841	1,234,052
Goldcorp, Inc.	156,858	2,084,643
Kinross Gold Corp. *	423,440	1,642,947
MEG Energy Corp. *	477,573	2,469,788
New Gold Inc. *	649,546	1,519,938
Novagold Resources, Inc. *	654,088	3,126,541
Turquoise Hill Resources, Ltd. *	261,340	776,180
Wheaton Precious Metals	200,840	4,175,463

		26,693,947

CHINA — 3.8%
China Mobile Ltd.	201,500	1,923,035

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL FUND APRIL 30, 2018 (Unaudited)

COMMON STOCK — continued	Shares	Value

CHINA — continued
China Shenhua Energy Co., Ltd., Cl H	231,000	$569,522
Guangshen Railway Co., Ltd., Cl H	2,162,000	1,257,117
PAX Global Technology, Ltd.	1,777,000	811,380

		4,561,054

FRANCE — 0.4%
Electricite de France SA	34,635	486,356

HONG KONG — 1.9%
Guoco Group, Ltd.	41,000	544,801
K Wah International Holdings, Ltd.	811,000	499,259
SJM Holdings, Ltd.	1,222,000	1,231,763

		2,275,823

JAPAN — 1.8%
Kamigumi Co., Ltd.	36,100	815,437
Mitsubishi Corp.	18,300	506,046
Mitsui & Co., Ltd.	43,600	787,313

		2,108,796

RUSSIA — 12.8%
Federal Grid Unified Energy System PJSC	91,399,662	254,731
Gazprom PAO *	2,100,129	4,866,513
Lenta GDR *	460,786	2,585,727
LSR Group PJSC	40,302	535,008
Lukoil PJSC	35,931	2,371,507
Moscow Exchange MICEX-RTS PJSC *	926,202	1,775,907
RusHydro PJSC	64,993,871	768,877
Sberbank of Russia PJSC	622,073	2,242,206

		15,400,476

SINGAPORE — 1.5%
Golden Agri-Resources, Ltd.	7,142,400	1,854,139

SOUTH AFRICA — 1.7%
Gold Fields, Ltd.	280,276	1,068,190

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL FUND APRIL 30, 2018 (Unaudited)

COMMON STOCK — continued	Shares	Value

SOUTH AFRICA — continued
Impala Platinum Holdings, Ltd. *	554,606	$993,974

		2,062,164

SOUTH KOREA — 3.1%
Hyundai Motor Co.	6,167	922,011
Hyundai Motor Co. GDR	222	10,470
KT Corp.	193	4,921
KT Corp. ADR	208,039	2,793,963

		3,731,365

TURKEY — 0.8%
Turkiye Halk Bankasi	481,019	976,774

UKRAINE — 1.8%
MHP SA GDR	161,444	2,131,061

UNITED STATES — 2.4%
Royal Gold, Inc.	31,993	2,840,978

TOTAL COMMON STOCK (Cost $68,048,988)		70,994,157

PREFERRED STOCK — 0.8%

SOUTH KOREA — 0.8%
Hyundai Motor, 4.17%	8,965	964,552

TOTAL PREFERRED STOCK (Cost $813,221)		964,552

SHORT TERM INVESTMENT — 0.2%
Dreyfus Treasury Securities Cash Management Fund, Participant Shares, 1.140% (A) (Cost $230,109)	230,109	230,109

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL FUND APRIL 30, 2018 (Unaudited)

U.S. TREASURY OBLIGATIONS — 30.0%	Face Amount	Value
United States Treasury Bills (B)
1.636%, 05/17/18	$9,000,000	$8,993,620
1.602%, 05/10/18	9,000,000	8,996,546
1.592%, 05/24/18	9,000,000	8,990,814
1.586%, 05/03/18	9,000,000	8,999,220

TOTAL U.S. TREASURY OBLIGATIONS (Cost $35,979,927)		35,980,200

PURCHASED OPTION — 0.7%

UNITED STATES — 0.7% (C)*

TOTAL PURCHASED OPTION (Cost $913,550)		819,520

TOTAL INVESTMENTS — 90.9% (Cost $105,985,795)		108,988,538

Other Assets and Liabilities, Net — 9.1%		10,908,331

NET ASSETS — 100.0%		$119,896,869

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of April 30, 2018.
(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(C)	Refer to table below for details on Options Contracts.

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTION — 0.7%
Put Options
iShares MSCI Emerging Markets ETF*	5,122	$ 24,032,424	$47.00	07/20/18	$ 819,520

TOTAL PURCHASED OPTION (Cost $913,550)		$ 24,032,424			$ 819,520

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL FUND APRIL 30, 2018 (Unaudited)

ADR — American Depositary Receipt
Cl — Class
ETF — Exchange Traded Fund
GDR — Global Depositary Receipt
Ltd. — Limited
MSCI — Morgan Stanley Capital International
PJSC — Public Joint Stock Company

The list of inputs used to value the Fund’s investments as of April 30, 2018 is as follows:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Australia	$—	$5,030,733	$—	$5,030,733
Brazil	840,491	—	—	840,491
Canada	26,693,947	—	—	26,693,947
China	—	4,561,054	—	4,561,054
France	—	486,356	—	486,356
Hong Kong	—	2,275,823	—	2,275,823
Japan	—	2,108,796	—	2,108,796
Russia	12,814,749	2,585,727	—	15,400,476
Singapore	—	1,854,139	—	1,854,139
South Africa	—	2,062,164	—	2,062,164
South Korea	—	3,731,365	—	3,731,365
Turkey	—	976,774	—	976,774
Ukraine	2,131,061	—	—	2,131,061
United States	2,840,978	—	—	2,840,978

Total Common Stock	45,321,226	25,672,931	—	70,994,157
Preferred Stock
South Korea	—	964,552	—	964,552

Total Preferred Stock	—	964,552	—	964,552
Short Term Investment	230,109	—	—	230,109
U.S. Treasury Obligations	—	35,980,200	—	35,980,200
Purchased Option	819,520	—	—	819,520

Total Investments in Securities	$46,370,855	$62,617,683	$—	$108,988,538

† Represents securities trading primarily outside the United States, the values of which were adjusted as a result of foreign market price movements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL FUND APRIL 30, 2018 (Unaudited)

Changes in the classifications between Levels 1 and 2 occurred throughout the period when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. For the period ended April 30, 2018, securities with a total value of $26,637,483 transferred from Level 1 to Level 2 as a result of fair valuation of foreign equity securities. There were no other significant transfers between Level 1 and Level 2 assets for the period ended April 30, 2018. All transfers, if any, were considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Kopernik Global All-Cap Fund	Kopernik International Fund
Assets:
Investments, at Value (Cost $1,092,036,058 and $105,985,795)	$1,151,171,319	$108,988,538
Cash Equivalent	120,823,904	6,593,161
Foreign Currency, at Value (Cost $— and $9)	—	8
Receivable for Capital Shares Sold	3,138,421	3,004,323
Dividends and Interest Receivable	2,917,776	219,481
Receivable for Investment Securities Sold	2,296,000	1,430,412
Reclaim Receivable	299,449	3,627
Prepaid Expenses	28,815	25,429

Total Assets	1,280,675,684	120,264,979

Liabilities:
Payable due to Adviser	936,676	81,079
Payable for Investment Securities Purchased	350,060	211,218
Payable for Capital Shares Redeemed	317,205	18,791
Payable due to Administrator	85,076	7,607
Foreign Currency Payable, at Value (Proceeds $75,108 and $—)	75,119	—
Distribution Fees Payable (Class A Shares)	13,537	—
Payable due to Trustees	5,049	424
Chief Compliance Officer Fees Payable	2,722	88
Other Accrued Expenses and Other Payables	210,224	48,903

Total Liabilities	1,995,668	368,110

Net Assets	$1,278,680,016	$119,896,869

Net Assets Consist of:

Paid-in Capital	$1,305,469,798	$114,730,486
Distributions in Excess of Net Investment Income	(39,456,310)	(289,789)
Accumulated Net Realized Gain (Loss) on Investments, Purchased Options and Foreign Currency Transactions	(46,490,376)	2,453,622
Net Unrealized Appreciation on Investments and Purchased Options	59,135,261	3,002,743
Net Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	21,643	(193)

Net Assets	$1,278,680,016	$119,896,869

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Kopernik Global All-Cap Fund	Kopernik International Fund
Class A Shares:

Net Assets	$71,207,431	$	N/A
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	6,734,195		N/A
Net Asset Value Offering and Redemption Price, Per Share*	$10.57	$	N/A

Maximum Offering Price Per Share ($10.57/94.25%)	$11.21	$	N/A

Class I Shares:

Net Assets	$1,207,472,585		$119,896,869
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	114,604,473		9,827,321
Net Asset Value Offering and Redemption Price, Per Share	$10.54		$12.20

* Class A Shares are subject to a maximum contingent deferred sales charge of 0.75% if shares are redeemed within 18 months of purchase.

N/A — not applicable

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS FOR THE SIX MONTHS ENDED APRIL 30, 2018 (Unaudited)

STATEMENTS OF OPERATIONS

	Kopernik Global All-Cap Fund	Kopernik International Fund
Investment Income:
Dividends	$8,566,678	$530,340
Interest	4,278	130,590
Less: Foreign Taxes Withheld	(831,525)	(46,167)

Total Investment Income	7,739,431	614,763

Expenses:
Investment Advisory Fees	5,439,781	441,988
Administration Fees	500,267	40,621
Distribution Fees (Class A Shares)	89,045	—
Trustees’ Fees	12,117	933
Chief Compliance Officer Fees	3,690	302
Custodian Fees	156,314	26,931
Transfer Agent Fees	56,778	14,916
Printing Fees	43,243	3,306
Legal Fees	35,162	2,742
Registration and Filing Fees	32,980	13,866
Audit Fees	12,264	12,264
Other Expenses	28,175	3,119

Total Expenses	6,409,816	560,988

Less:
Investment Advisory Fee Waiver	—	(221,092)
Fees Paid Indirectly — Note 4	(1,505)	(64)

Net Expenses	6,408,311	339,832

Net Investment Income	1,331,120	274,931

Net Realized Gain (Loss) on:
Investments	81,836,796	2,171,526
Purchased Options	(33,376,918)	307,101
Foreign Currency Transactions	(144,016)	(9,309)

Net Realized Gain	48,315,862	2,469,318

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(51,964,568)	710,263
Purchased Options	25,594,646	(94,030)
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	57,890	125

Net Change in Unrealized Appreciation (Depreciation)	(26,312,032)	616,358

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	22,003,830	3,085,676

Net Increase in Net Assets Resulting from Operations	$23,334,950	$3,360,607

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations:
Net Investment Income	$1,331,120	$10,190,958
Net Realized Gain (Loss) on Investments, Purchased Options and Foreign Currency Transactions	48,315,862	(31,845,234)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options and Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(26,312,032)	113,647,994

Net Increase in Net Assets Resulting From Operations	23,334,950	91,993,718

Dividends:
Dividends from Net Investment Income
Class A Shares	(2,846,709)	(2,049,326)
Class I Shares	(46,530,487)	(28,634,509)

Total Dividends	(49,377,196)	(30,683,835)

Capital Share Transactions(1):
Class A Shares
Issued	6,780,116	22,898,470
Reinvestment of Distributions	2,231,299	1,531,714
Redeemed	(8,728,152)	(24,915,884)

Net Class A Share Transactions	283,263	(485,700)

Class I Shares
Issued	226,377,942	405,689,721
Reinvestment of Distributions	32,389,955	18,620,093
Redeemed	(107,056,592)	(220,131,687)

Net Class I Share Transactions	151,711,305	204,178,127

Net Increase in Net Assets From Capital Share Transactions	151,994,568	203,692,427

Total Increase in Net Assets	125,952,322	265,002,310

Net Assets:
Beginning of Period	1,152,727,694	887,725,384

End of Period (including Undistributed (Distributions in Excess of) Net Investment Income of $(39,456,310) and $8,589,766, respectively)	$1,278,680,016	$1,152,727,694

(1) For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations:

Net Investment Income	$274,931	$287,643
Net Realized Gain on Investments, Purchased Options and Foreign Currency Transactions	2,469,318	368,687
Net Change in Unrealized Appreciation on Investments, Purchased Options and Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	616,358	2,158,420

Net Increase in Net Assets Resulting From Operations	3,360,607	2,814,750

Dividends and Distributions:
Dividends from Net Investment Income
Class I Shares	(843,616)	(6,645)
Distributions from Net Capital Gains
Class I Shares	(387,389)	(17,470)

Total Dividends and Distributions	(1,231,005)	(24,115)

Capital Share Transactions(1):
Class I Shares
Issued	41,066,716	80,767,368
Reinvestment of Distributions	729,664	24,115
Redeemed	(6,874,306)	(2,809,131)

Net Class I Share Transactions	34,922,074	77,982,352

Net Increase in Net Assets From Capital Share Transactions	34,922,074	77,982,352

Total Increase in Net Assets	37,051,676	80,772,987

Net Assets:
Beginning of Period	82,845,193	2,072,206

End of Period (including Undistributed (Distributions in Excess of) Net Investment Income of $(289,789) and $278,896, respectively)	$119,896,869	$82,845,193

(1) For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Date & Ratios

For a Share Outstanding Throughout Each Period

	Class A Shares
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$ 10.78	$ 10.14	$ 7.52	$ 8.69	$ 10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)**	(0.00)^	0.07	0.06	0.00 ^	0.07
Net Realized and Unrealized Gain (Loss)	0.23	0.88	2.59	(1.12)	(1.38)

Total from Investment Operations	0.23	0.95	2.65	(1.12)	(1.31)

Dividends and Distributions:
Net Investment Income	(0.44)	(0.31)	(0.03)	(0.05)	—
Capital Gains	—	—	—	(0.00)^	—

Total Dividends and Distributions	(0.44)	(0.31)	(0.03)	(0.05)	—

Net Asset Value, End of Period	$ 10.57	$ 10.78	$ 10.14	$ 7.52	$ 8.69

Total Return‡	2.09%	9.60%	35.38%†	(12.95)%†	(13.10)%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$ 71,207	$ 72,257	$ 68,581	$ 78,531	$ 183,317
Ratio of Expenses to Average Net Assets(1)	1.30%††	1.30%(2)	1.35%(2)	1.35%	1.35%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.30%††	1.30%	1.31%	1.36%	1.38%††
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.02)%††	0.66%	0.72%	0.05%	0.68%††
Portfolio Turnover Rate	24%†††	37%	39%	60%	42%†††

*	Commenced operations November 1, 2013.
**	Per share calculations were performed using average shares for the period.
‡	Total return is for the period indicated and has not been annualized.
†	Total return would have been lower had the Adviser not waived a portion of its fee during the period.
Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.
^	Amount represents less than $0.01 per share.
(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL ALL-CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Period

	Class I Shares
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$ 10.75	$ 10.11	$ 7.52	$ 8.71	$ 10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.01	0.10	0.08	0.03	0.07
Net Realized and Unrealized Gain (Loss)	0.24	0.88	2.57	(1.13)	(1.36)

Total from Investment Operations	0.25	0.98	2.65	(1.10)	(1.29)

Dividends and Distributions:
Net Investment Income	(0.46)	(0.34)	(0.06)	(0.09)	(0.00)^
Capital Gains	—	—	—	(0.00)^	—

Total Dividends and Distributions	(0.46)	(0.34)	(0.06)	(0.09)	(0.00)^

Net Asset Value, End of Period	$ 10.54	$ 10.75	$ 10.11	$ 7.52	$ 8.71

Total Return‡	2.36%	9.88%	35.53%†	(12.72)%†	(12.89)%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$ 1,207,473	$ 1,080,471	$ 819,144	$ 634,340	$ 760,487
Ratio of Expenses to Average Net Assets(1)	1.05%††	1.05%(2)	1.10%(2)	1.10%	1.10%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.05%††	1.05%	1.06%	1.12%	1.14%††
Ratio of Net Investment Income to Average Net Assets	0.24%††	0.97%	0.99%	0.35%	0.68%††
Portfolio Turnover Rate	24%†††	37%	39%	60%	42%†††

*	Commenced operations November 1, 2013.
**	Per share calculations were performed using average shares for the period.
‡	Total return is for the period indicated and has not been annualized.
†	Total return would have been lower had the Adviser not waived a portion of its fee during the period.
Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.
^	Amount represents less than $0.01 per share.
(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Date & Ratios

For a Share Outstanding Throughout Each Period

	Class I Shares
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 31, 2015*

Net Asset Value, Beginning of Period	$11.92	$11.31	$9.25	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)**	0.03	0.15	0.02	(0.00	)^
Net Realized and Unrealized Gain (Loss)	0.41	0.60	2.05	(0.75)

Total from Investment Operations	0.44	0.75	2.07	(0.75)

Dividends and Distributions:
Net Investment Income	(0.11)	(0.04)	(0.01)	—
Capital Gains	(0.05)	(0.10)	—	—

Total Dividends and Distributions	(0.16)	(0.14)	(0.01)	—

Net Asset Value, End of Period	$12.20	$11.92	$11.31	$9.25

Total Return†	3.74%	6.68%	22.45%	(7.50)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$119,897	$82,845	$2,072	$1,066
Ratio of Expenses to Average Net Assets(1)	0.69%††	0.47%	1.10%	1.10%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.14%††	1.60%	10.26%	20.41%††
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%††	1.24%	0.16%	(0.04)%††
Portfolio Turnover Rate	16%†††	21%	50%	26%†††

*	Commenced operations June 30, 2015.
**	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.
^	Amount represents less than $0.01 per share.
(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 30 funds. The financial statements herein are those of the Kopernik Global All-Cap Fund and Kopernik International Fund (each a “Fund” and collectively the “Funds”). The investment objective of the Funds is long-term growth of capital. The Kopernik Global All-Cap Fund is diversified and invests primarily (at least 40% of its net assets) in equity securities of companies located in at least three countries other than the U.S. The Kopernik International Fund is diversified and invests primarily in equity securities of companies located throughout the world. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective March 31, 2017, the Kopernik Global All-Cap Fund was closed to certain new investments because Kopernik Global Investors, LLC (the “Adviser”) believes that the implementation of the Fund’s investment strategy may be adversely affected if the size of the Fund is not limited.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options for which the primary market is a national securities exchange are valued at the last bid price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2018, the total market value of securities in the Kopernik Global All-Cap Fund valued in accordance with fair value procedures was $16,053,519 or 1.3% of the Fund’s net assets. As of April 30, 2018, Kopernik International Fund had no fair valued securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset values. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset values if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

The following table summarizes the quantitative inputs an assumptions used for items categorized as recurring Level 3 assets as of April 30, 2018. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value at April 30, 2018	Valuation Techniques	Unobservable Input	Inputs
			Credit Spread	10%
			Volatility	60%
Convertible Bonds	$14,896,352	Model	Liquidity Risk	10%
Warrants	1,157,167	Model	Volatility	60%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the six months ended April 30, 2018, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended April 30, 2018, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. There were no forward foreign currency contracts for the six months ended April 30, 2018.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Funds has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Kopernik Global All-Cap Fund and Kopernik International Fund had open option contracts as of April 30, 2018 as disclosed in the Funds’ Schedule of Investments.

For the period ended April 30, 2018, the average monthly market value of purchased option contracts held were as follows:

	Kopernik Global All-Cap Fund	Kopernik International Fund
Average Monthly Market Value	$13,760,150	$922,523

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the six months ended April 30, 2018, the Kopernik Global All-Cap Fund and Kopernik International Fund were charged $500,267 and $40,621, respectively, for these services.

The Kopernik Global All-Cap Fund adopted a distribution plan for Class A Shares that allows the Fund to pay for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time, these fees will increase the cost of your investment. The annual distribution and service fees for Class A Shares of the Fund is 0.25% of the average daily net assets of the Fund’s Class A Shares.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the six months ended April 30, 2018, the Kopernik Global All-Cap Fund and Kopernik International Fund earned cash management credits of $1,505 and $64, respectively, which were used to offset transfer agent expenses. These amounts are labeled “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.90% of the Funds’ average daily net assets. The Adviser has contractually agreed (effective November 1, 2013 for the Kopernik Global All-Cap Fund and June 30, 2015 (revised February 8, 2017 and March 1, 2018) for the Kopernik International Fund) to reduce its fees and/or reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2019 (the “Contractual Expense Limit”). This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

	Class A Shares	Class I Shares
Kopernik Global All-Cap Fund	1.35%	1.10%

Kopernik International Fund	1.35%	1.10%

Prior to March 1, 2018, the Contractual Expense Limit for the Kopernik International Fund was 0.70% for Class A Shares and 0.45% for Class I Shares.

As of April 30, 2018, Class A Shares for the Kopernik International Fund have not yet commenced operations.

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may receive from the Funds the difference between the total annual fund operating expenses (not including excluded expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any other agreement) was in place.

As of April 30, 2018, fees for the Kopernik International Fund which were previously waived by the Adviser that can be recaptured, up to the expense cap in place at the time the expenses were waived, were $68,205, expiring in 2018, $145,995, expiring in 2019 and $264,029 expiring in 2020.

6. Share Transactions:

Kopernik Global All-Cap Fund	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Shares Transactions:
Class A Shares
Issued	633,151	2,174,982
Reinvestment of Distributions	210,898	151,206
Redeemed	(813,777)	(2,388,711)

Increase (Decrease) in Class A Shares	30,272	(62,523)

Class I Shares
Issued	21,081,005	38,921,237
Reinvestment of Distributions	3,075,969	1,845,401
Redeemed	(10,019,993)	(21,302,529)

Increase in Class I Shares	14,136,981	19,464,109

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

Kopernik International Fund	Six-Month Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Shares Transactions:
Class I Shares
Issued	3,376,932	7,001,456
Reinvestment of Distributions	60,353	2,200
Redeemed	(560,284)	(236,551)

Increase in Class I Shares	2,877,001	6,767,105

7. Investment Transactions:

For the six months ended April 30, 2018, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Kopernik Global All-Cap Fund	$287,453,526	$262,723,742
Kopernik International Fund	25,256,856	9,487,903

There were no purchases or sales of long-term U.S. Government securities.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

The tax character of dividends and distributions declared for the Funds during the years ended October 31, 2017 and 2016 were as follows:

Ordinary Income
Kopernik Global All-Cap Fund
2017	$30,683,835
2016	4,398,713

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

Ordinary Income
Kopernik International Fund
2017	$24,115
2016	1,830

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Kopernik Global All-Cap Fund	Kopernik International Fund
Undistributed Ordinary Income	$47,394,927	$1,007,627
Undistributed Long-Term Capital Gains	–	62,937
Capital Loss Carryforwards	(86,764,370)	–
Unrealized Appreciation	38,621,907	1,966,217

Total Accumulated Gains (Losses)	$(747,536)	$3,036,781

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Kopernik Global All-Cap Fund	$22,619,396	$64,144,974	$86,764,370
Kopernik International Fund	—	—	—

During the year ended October 31, 2017, the Funds did not utilize capital loss carryforwards to offset capital gains.

The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at April 30, 2018, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Kopernik Global All-Cap Fund	$1,138,883,085	$155,335,933	$(143,047,699)	$12,288,234
Kopernik International Fund	106,405,771	5,575,590	(2,992,823)	2,582,767

9. Concentration of Risks:

The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

10. Other:

At April 30, 2018, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that were held on behalf of multiple underlying shareholders was as follows:

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018 (Unaudited)

	No. of Shareholders	% Ownership
Kopernik Global All-Cap Fund, Class A Shares	3	46%
Kopernik Global All-Cap Fund, Class I Shares	3	61%
Kopernik International Fund, Class I Shares	3	85%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2017 to April 30, 2018).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS APRIL 30, 2018

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/17	Ending Account Value 4/30/18	Annualized Expense Ratios	Expenses Paid During Period*
Kopernik Global All-Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,020.90	1.30%	$6.51
Class I Shares	1,000.00	1,023.60	1.05	5.27
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,018.35	1.30%	$6.51
Class I Shares	1,000.00	1,019.59	1.05	5.26
Kopernik International Fund
Actual Fund Return
Class I Shares	$1,000.00	$1,037.40	0.69%	$3.49
Hypothetical 5% Return
Class I Shares	$1,000.00	$1,021.37	0.69%	$3.46

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown).

Kopernik Funds

P.O. Box 219009

Kansas City, MO 64121-9009

855-887-4KGI

Adviser:

Kopernik Global Investors, LLC.

Two Harbour Place

302 Knights Run Avenue, Suite 1225

Tampa, Florida 33602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

KGI-SA-001-0500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 9, 2018